UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 14, 2012

Date of Report (Date of earliest event reported)

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

Abbott Laboratories (“Abbott”) expects to consummate the previously disclosed separation of its research-based pharmaceuticals business through the distribution of 100% of the outstanding common stock of AbbVie Inc. (the “Company”) to Abbott shareholders on January 1, 2013.

The combined balance sheet of Abbott’s research-based pharmaceuticals business as of December 31, 2011 and 2010 and the related combined financial statements for each of the three years in the period ended December 31, 2011 were audited by Deloitte & Touche LLP (“Deloitte”).  On December 14, 2012, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of Deloitte as the Company’s independent registered public accountant, effective as of the date of Deloitte’s completion of the audit services for the fiscal year ending December 31, 2012 and the filing of the Company’s 2012 Annual Report on Securities and Exchange Commission Form 10-K.

The report of Deloitte on the combined financial statements of Abbott’s research-based pharmaceuticals business for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle, and included an explanatory paragraph relating to the preparation of the Company’s financial statements from the separate financial statements and accounting records of Abbott.

As it relates to the last two fiscal years, and through December 14, 2012, the date of Deloitte’s dismissal, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Deloitte with a copy of this Form 8-K and requested that Deloitte provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above disclosures.  A copy of Deloitte’s letter, dated December 20, 2012, is attached as Exhibit 16.1 to this Form 8-K.

(b) Newly Appointed Independent Registered Public Accountant

On December 14, 2012, the Audit Committee approved the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2013. Through December 14, 2012, neither the Company, nor anyone on its behalf, consulted Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the combined financial statements of Abbott’s research-based pharmaceuticals business or the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company by Ernst & Young that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01             Financial Statements and Exhibits.

Exhibit No.	Exhibit

16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of December 20, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

	By:	/s/ William J. Chase
Date: December 20, 2012		William J. Chase
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of December 20, 2012